UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


                                  June 5, 2007
                Date of Report (Date of earliest event reported)


                              CALLAWAY GOLF COMPANY

             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-10962                    95-3797580

(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)


           2180 Rutherford Road, Carlsbad, CA                    92008-7328

         (Address of principal executive offices)                (Zip Code)

                                 (760) 931-1771
               Registrant's telephone number, including area code



         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events.

         On June 5, 2007, Callaway Golf Company issued a press release captioned "Callaway Golf Company Declares Dividend and Announces Plans to Repurchase up to $100 Million of Common Stock," announcing that the Board of Directors (1) authorized a new $100 million stock repurchase program and (2) declared a dividend of $.07 per share, payable July 5, 2007, to shareholders of record as of June 18, 2007.

         In June 2006, the Company had announced the implementation of a $50 million stock repurchase program. To date, the Company has repurchased under that program approximately 1.82 million shares at an average cost of $15.69 for a total cost of $28.6 million. That program has now been canceled and superseded by the new $100.0 million stock repurchase program announced today.

         A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 9.01         Financial Statements and Exhibits.

        (d)       Exhibits:
                  --------

                  The following exhibit is filed with this report on Form 8-K:

                  Exhibit No.      Description
                  -----------      -----------

                     99.1 Press release, dated June 5, 2007, captioned, "Callaway Golf Company Declares Dividend and Announces Plans to Repurchase up to $100 Million of Common Stock."


                                   SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CALLAWAY GOLF COMPANY


Date:  June 5, 2007                      By:     /s/ Bradley J. Holiday
                                                 -------------------------------
                                         Name:   Bradley J. Holiday
                                         Title:  Senior Executive Vice President
                                                 and Chief Financial Officer

                                  Exhibit Index
                                  -------------

Exhibit Number          Description
--------------          -----------

    99.1 Press release, dated June 5, 2007, captioned "Callaway Golf Company Declares Dividend and Announces Plans to Repurchase up to $100 Million of Common Stock."